                                                                    Exhibit 10.2

                                                                   U.K. OPTIONEE

                          PRIME RESPONSE GROUP, INC.

                        NOTICE OF GRANT OF STOCK OPTION
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          Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Prime Response Group, Inc. (the "Corporation"):

          Optionee:
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          Grant Date:
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          Vesting Commencement Date:
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          Exercise Price:  $               per share
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          Number of Option Shares:                     shares of Common Stock
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          Expiration Date:
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          Type of Option:  Non-Statutory Stock Option

          Exercise Schedule:  The Option shall become exercisable for twenty-
          -----------------
          five percent (25%) of the Option Shares upon Optionee's completion of one (1) year of Service measured from the Vesting Commencement Date and shall become exercisable for the balance of the Option Shares in a series of thirty-six (36) successive equal monthly installments upon Optionee's completion of each additional month of Service over the thirty-six (36)-month period measured from the first anniversary of the Vesting Commencement Date. In no event shall the Option become exercisable for any additional Option Shares following Optionee's cessation of Service.

          Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Prime Response Group, Inc. 1998 Stock Option/Stock Issuance Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as EXHIBIT A.

          Optionee understands that any Option Shares purchased under the Option will be subject to the terms set forth in the Stock Purchase Agreement attached hereto as EXHIBIT B. Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as EXHIBIT C.

          RIGHTS OF FIRST REFUSAL.  OPTIONEE HEREBY AGREES THAT ALL OPTION
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SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF FIRST REFUSAL EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS. THE TERMS OF SUCH RIGHTS ARE SPECIFIED IN THE ATTACHED STOCK PURCHASE AGREEMENT.

          No Employment or Service Contract.  Nothing in this Notice or in the
          ---------------------------------
attached Stock Option Agreement or Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

          Definitions.  All capitalized terms in this Notice shall have the
          -----------
meaning assigned to them in this Notice or in the attached Stock Option
Agreement.

DATED:                      , 199
       ---------------------     ---

                                          PRIME RESPONSE GROUP, INC.



                                          By:
                                              --------------------------------

                                          Title:
                                                 -----------------------------



                                          ------------------------------------
                                                OPTIONEE

                                          Address:
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ATTACHMENTS:
EXHIBIT A - STOCK OPTION AGREEMENT
EXHIBIT B - STOCK PURCHASE AGREEMENT
EXHIBIT C - 1998 STOCK OPTION/STOCK ISSUANCE PLAN

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